SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): April 26, 2004

ZIMMER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16407 (Commission File Number)	13-4151777 (IRS Employer Identification No.)

345 East Main Street, Warsaw, Indiana 46580
(Address of principal executive offices)

Registrant’s telephone number, including area code: 574/267-6131

Former name or former address, if changed since last report: N/A

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits
ITEM 12. Results of Operations and Financial Condition
SIGNATURE
Press Release

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

     99(a) Press Release, dated April 26, 2004, issued by the Registrant

ITEM 12. Results of Operations and Financial Condition

     On April 26, 2004, Zimmer Holdings, Inc. (the “Registrant”) reported its results of operations for the quarter ended March 31, 2004. The Registrant’s earnings release is attached as Exhibit 99(a) and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

     As previously announced, the Registrant acquired Centerpulse AG on October 2, 2003. The earnings release attached as Exhibit 99(a) includes comparative sales information to prior year information for the Registrant and Centerpulse on a combined basis, information reflected in its statements of earnings and guidance for diluted earnings per share on an adjusted basis excluding the impact of the following which relates to the Centerpulse acquisition: inventory step-up costs of goods sold; in-process research and development expense; acquisition and integration expense; and related income tax benefits. The press release also reports sales growth measurements on a basis that eliminates the effect of changes in foreign currency exchange rates between periods.

     Management believes that the presentation of the combined and adjusted information allows investors to more easily compare the Registrant’s performance on a period to period basis. It also aids investors in understanding the operating results of the Registrant absent the specific acquisition related items detailed above as well as the effects of changes in foreign currency exchange rates between periods. However, these measures should be considered in addition to, and not as a substitute for, or superior to, other measures prepared in accordance with GAAP.

     All of the non-GAAP financial measures, except as noted below and the 2005 and 2006 diluted earnings per share guidance, are reconciled to the most directly comparable GAAP financial measure in the press release. The Company’s diluted earnings per share for 2005 and 2006, as determined in accordance with GAAP, is not currently determinable because the specific items identified above which were excluded from the 2005 diluted earnings per share guidance, are not yet finalized. As a result, a reconciliation of the diluted earnings per share guidance for 2005 to GAAP diluted earnings per share for that period may not be performed without unreasonable effort.

     The following is a reconciliation of combined sales growth for the three months ended March 31, 2004:

ZIMMER HOLDINGS, INC.
COMBINED* SALES GROWTH
FOR THE THREE MONTHS ENDED MARCH 31, 2004
(IN MILLIONS)
(UNAUDITED)

	Combined* Net Sales			Three Months Ended March 31, 2004
	Three Months Ended March 31, 2003			Reported	Combined*
	Zimmer	Centerpulse	Combined*	Net Sales	% Growth
Geographic Segments
Americas	$266	$95	$361	$423	17%
Europe	54	119	173	215	25
Asia Pacific	70	18	88	104	19

Total	$390	$232	$622	$742	19

Product Categories
Reconstructive
Americas	$209	$69	$278	$331	19%
Europe	48	110	158	197	25
Asia Pacific	53	17	70	83	19

Total	$310	$196	$506	$611	21

Hips
Americas	$83	$19	$102	$122	19%
Europe	16	70	86	109	26
Asia Pacific	28	11	39	45	16

Total	$127	$100	$227	$276	21

Knees
Americas	$118	$35	$153	$183	19%
Europe	31	32	63	77	22
Asia Pacific	24	3	27	33	20

Total	$173	$70	$243	$293	20

Trauma	$36	$3	$39	$45	15%
Spine	—	$31	$31	$34	10%
Orthopaedic Surgical Products	$44	$2	$46	$52	14%

     The Registrant is furnishing the information contained in this report, including the Exhibits, pursuant to Item 12 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC. By filing this report on Form 8-K and furnishing this information, the Registrant makes no admission as to the materiality of any information in this report, including the Exhibits.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZIMMER HOLDINGS, INC.
Dated: April 26, 2004
	By:	/s/ David C. Dvorak
David C. Dvorak, Executive Vice
President, Corporate Services and Chief Counsel

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